Exhibit 10.8

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to License Agreement (this “Amendment”) dated as of the date of last signature, is entered into between AnaptysBio, Inc., a Delaware corporation (“AnaptysBio”), having a place of business at 10770 Wateridge Circle, Suite 210, San Diego, California 92121, and Centessa Pharmaceuticals (UK) Limited, a company incorporated in accordance with the laws of England and Wales (“Centessa”), having a place of business at 3rd Floor 1 Ashley Road, Altrincham, Cheshire, United Kingdom, WA14 2DT. Centessa and AnaptysBio are sometimes referenced to herein individually as a “Party” and together as the “Parties”.

Whereas, Centessa and AnaptysBio entered into a License Agreement dated as of November 24, 2023 (the “Agreement”);

Whereas, Centessa and AnaptysBio desire to amend the Agreement.

Now, Therefore, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.
Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the Exhibit B attached to this Amendment as Attachment 1.
2.
All initially capitalized terms used but not defined in this Amendment will have the same meaning given to those terms in the Agreement.
3.
Except as specifically set forth in this Amendment, the provisions of the Agreement will remain in full force and effect.
4.
This Amendment may be executed in counterpart signature pages with the same effect as if both Parties had signed the same signature page. All such counterparts shall be deemed an original and shall, together with this Amendment in its entirety, constitute one and the same instrument. Signatures to this Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other means of electronic signature (including DocuSign) shall have the same effect as physical delivery of the paper document bearing original signature.
5.
The provisions of Section 14.3 of the License Agreement shall apply to this Amendment mutatis mutandis.

[Signature Page Follows]

In Witness Whereof, the Parties have executed this Amendment effective as of the date of last signature.

AnaptysBio, Inc.

By: /s/ Eric Loumeau

Name: Eric Loumeau

Title: Chief Legal Officer

Date: 5 April 2024

Centessa Pharmaceuticals (UK) Limited

By: /s/ Iqbal Hussain

Name: Iqbal Hussain

Title: Director

Date: 9 April 2024

Signature Page to Amendment No. 1 to License Agreement

Attachment 1 to Amendment No. 1 to License Agreement

Exhibit B